Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Institutional Prime Money Market Fund

(the “Fund”)

Supplement dated September 29, 2016 to the Prospectus dated June 1, 2016

Floating NAV.  As of October 3, 2016, the Fund will no longer use the amortized cost method to value fixed income securities with remaining maturities of 60 days or less at the time of purchase, and the Fund’s NAV will “float,” reflecting changes in market values of the Fund’s portfolio securities. In connection with this change, the Fund’s per share NAV will be calculated to four decimals (e.g., $1.0000).

Liquidity Fees and Redemption Gates.  Pursuant to Rule 2a-7 under the 1940 Act, the Board of Directors has adopted policies and procedures regarding the Fund’s use of liquidity fees and redemption gates as described below.

Beginning October 14, 2016, the Fund is permitted to impose a liquidity fee (up to 2%) on redemptions or a redemption gate to temporarily suspend redemptions for up to 10 business days (in any 90 day period), in the event that the Fund’s weekly liquid assets fall below the thresholds listed below. Liquidity fees and redemption gates, which may be terminated at any time in the discretion of the Board, would generally be used to assist the Fund to help preserve its market-based NAV per share during a time of market stress. Liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30% or more of its total assets in weekly liquid assets.

•	30% weekly liquid assets – If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2% of the amount redeemed or a redemption gate that temporarily suspends the right of redemption.

•	10% weekly liquid assets – If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Fund.

In addition to the foregoing, if the Fund’s weekly liquid assets fall below 10%, the Fund reserves the right to permanently suspend redemptions and liquidate if the Board of Directors determines that it is not in the best interests of the Fund to continue operating.

Liquidity fees and redemption gates as described above are most likely to be imposed, if at all, during times of extraordinary market stress.

For purposes of Rule 2a-7, the term “weekly liquid assets” includes (i) cash, (ii) direct obligations of the U.S. Government, (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less, (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, or (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

If the Fund imposes a liquidity fee, the fee will be applied to all redemption orders submitted after the effective time of the imposition of the fee determined by the Board of Directors. In the event the Fund imposes a redemption gate, the Fund or any Authorized Dealer on its behalf will not accept redemption requests until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption requests submitted while a redemption gate is in effect will be cancelled without further notice. If you still wish to redeem shares once the redemption gate has been lifted, you will need to submit a new redemption request to the Fund.

Redemption requests that are verifiably submitted prior to imposition of a fee or gate to the Fund or an Authorized Dealer, as applicable, will be honored free of the fee or gate.

When a liquidity fee or redemption gate is in place, the Fund may elect to continue to permit the purchase of Fund shares.

Announcements regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or redemption gate, will be filed with the SEC on Form N-CR and will be available on the Fund’s website (www.bmofunds.com). In addition, the Fund will make such announcements through a supplement to this prospectus and may make such announcements through a press release, website announcement, or by other means.

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Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.